Exhibit 32.2

Hercules Incorporated

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Hercules Incorporated (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen A. Spizzo, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allen A. Spizzo

Allen A. Spizzo
Vice President and Chief Financial Officer
November 15, 2004

A signed original of this written statement required by Section 906 has been provided to and will be retained by Hercules Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.